UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2010

ARCH CHEMICALS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 229-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01	REGULATION FD DISCLOSURE.

On November 22, 2010, Arch Chemicals, Inc. (the “Company”) sponsored a financial analyst meeting. A copy of the materials presented at the meeting by Steven C. Giuliano, the Company’s Senior Vice President and Chief Financial Officer, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. All of the materials presented at the meeting by the Company’s senior management will be posted on the Company’s investor relations website on November 22, 2010. The Company may use these presentation materials in subsequent meetings with investors.

The information disclosed in this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Presentation, dated November 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2010

ARCH CHEMICALS, INC.

By:	/S/ STEVEN C. GIULIANO
Name:	Steven C. Giuliano
Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation, dated November 22, 2010

4